Exhibit 10.12

1008485
No delinquent taxes and transfer entered; Certificate of Real Estate Value ☒ filed ☐ not required. Certificate of Real Estate Value No. 082640		OFFICE OF COUNTY RECORDER OTTER TAIL MINNESOTA I hereby certify that
	November 1, 2006	this instrument # 1008485
	(Year)	was filled/recorded in this office
Wayne Stein, County Auditor		for record on the 1 day of
by	/s/ Cora A. Nelson	Nov 2006 at 2:05 am/pm
26-000-20-0128-000 Deputy		Wendy L. Metcalf, County Recorder By: Wendy L. Metcalf Deputy 46.00 recording fee well certificate

WARRANTY DEED

Individual to Corporation or Partnership

STATE DEED TAX DUE HEREON: $2,310.00		COUNTY OF OTTER TAIL STATE OF MINNESOTA DEED TAX $ 2310.00 NUMBER [ILLEGIBEL] 250523 DATE [ILLEGIBEL]
Dated: October 27, 2006.

FOR VALUABLE CONSIDERATION, JONATHAN C. PIEKARSKI and  BRENDA K. PIEKARSKI, husband and wife, Grantor(s), hereby convey and warrant to OTTER TAIL AG ENTERPRISES, LLC, Grantee, a limited liability company under the laws of the state of Minnesota, real property in Otter Tail County, Minnesota, described as follows:

See attached Exhibit A;

together with all hereditaments and appurtenances belonging thereto, subject to the following exceptions: easements, restrictions, reservations and covenants of record.

/s/ Jonathan C. Piekarski
Jonathan C.Piekarski

/s/ Brenda K. Piekarski
Brenda K. Piekarski

STATE OF MINNESOTA                    )

                                                               ) ss.

COUNTY OF OTTER TAIL              )

The foregoing instrument was acknowledged before me this 27 day of October, 2006, by JONATHAN C. PIEKARSKI and BRENDA K. PIEKARSKI, husband and wife, Grantors.

/s/ Brenda Daniels
Notary Public

THE SELLER CERTIFIES THAT SELLER DOES NOT KNOW

OF ANY WELLS ON THE ABOVE-DESCRIBED REAL PROPERTY.

Tax statements for the real

property described in this

instrument should be sent to:

Otter Tail Ag Enterprises, LLC

1220 North Tower Road, Suite 201

Fergus Falls, MN 56537

This instrument was drafted by:

PEMBERTON, SORLIE, RUFER & KERSHNER, P.L.L.P.

110 North Mill Street, P.O. Box 866

Fergus Falls, Minnesota 56538-0866

Telephone:  218-736-5493

PSR&K NOT CLOSING AGENT

KDM:tlc

2005-1932

EXHIBIT A

All that part of the W1/2 of Section 20, Township 133 North, Range 43 West of the Fifth Principal Meridian, situate in the County of Otter Tail and the State of Minnesota, lying South of the Railroad Right-of-Way, EXCEPT the following described tracts of land:

1.             The school site, described as follows: Two acres in square from in the Southwest corner of the SW1/4 of section 20, Township 133 North, Range 43 West.

2.             The tract described as follows: That part of the SW1/4 of Section 20, Township 133, Range 43, described as follows: Commencing at the Southwest corner of said Section 20; thence on an assumed bearing of East along the South line of said Section 20 a distance of 312.35 feet to the point of beginning of the land to be described; thence North 00 08’29” East a distance of 318.00 feet; thence on a bearing of East a distance of 180 feet; thence South 00 08’29” West a distance of 318.00 feet to said South line of Section 20; thence on a bearing West along said South line of Section 20, a distance of 180.00 feet to the point of beginning.

3.             All that part of the following-described tract: The E1/2 of W1/2  of Section 20, Township 133, Range 43, except railroad right of way; which lies Easterly of a line run parallel with and distant 100.00 feet westerly to the following-described line: Beginning at a point on the North Line of said Section 20, distant 99.15 feet East of the North Quarter corner thereof, thence run southerly to a point on the South line of said Section 20, 96.10 feet East of the South Quarter corner thereof, and there terminating; together with all that part of the above-described tract adjoining and westerly of the above-described strip and easterly of the following-described line: From a point on the above-described line, distant 1,077.80 feet North of the South line of said Section 20, run westerly at right angles with said above-described line for 100.0 feet to the point of beginning of the line to be described; thence run southwesterly to a point which is distant 110.0 feet westerly (measured at right angles) from a point on the above-described line distant 977.80 feet North of the South line of said Section 20  (when measured along the above-described line); thence run southerly and parallel with said above-described line to the northeasterly boundary line of the railroad running in a southeasterly and northwesterly direction over and across the above-described tract; in addition to the existing highway; together with all right of access, being the right of ingress to and egress from all that portion of the above-described tract, not acquired herein, to Trunk Highway No. 392.